PROSHARES TRUST
ProShares Large Cap Core Plus (CSM)
(the “Fund”)
Supplement dated April 24, 2025
to the Fund’s Summary Prospectus dated September 27, 2024
Effective immediately, all references to “Credit Suisse 130/30 Large Cap Index” are deleted and replaced with “UBS 130/30 index” and all references to “Credit Suisse Securities (USA) LLC” are deleted and replaced with “UBS Securities LLC.”
For more information, please contact the Fund at 1-866-776-5125
Please retain this supplement for future reference.

PROSHARES TRUST
ProShares Large Cap Core Plus (CSM)
(the “Fund”)
Supplement dated April 24, 2025
to the Fund’s Statutory Prospectus dated September 27, 2024, as amended
Effective immediately, all references to “Credit Suisse 130/30 Large Cap Index” are deleted and replaced with “UBS 130/30 index” and all references to “Credit Suisse Securities (USA) LLC” are deleted and replaced with “UBS Securities LLC.”
In addition, the section entitled “Investment Objectives, Principal Investment Strategies and Related Risks – Credit Suisse” is deleted and replaced with the following:
UBS
ProShares Large Cap Core Plus
“UBS” and “UBS 130/30” (the “Index”) are trademarks of UBS Group AG or one of its affiliates (collectively “UBS”). UBS has no relationship to ProShares Trust, other than the licensing of the Index and its trademarks for use in connection with the Fund and is not a party to any transaction contemplated hereby.
UBS does not sponsor, endorse or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund; have any responsibility or liability for the administration or management of the Fund; and consider the needs of the Fund or the shareholders of the Fund in determining, composing or calculating the Index or have any obligation to do so. UBS may discontinue the Index or change the Index or its compilation and composition at any time, in its sole discretion, without regard to any impact thereof on the Fund.
UBS DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND UBS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. UBS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. UBS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.
UBS will not have any liability in connection with the Fund. Specifically, UBS does not make any representation or warranty, express, statutory or implied, and UBS disclaims any representation or warranty about: (1) The results to be obtained by the Fund, the shareholders of the Fund or any other person in connection with the use of the Index and the data related to the Index; (2) The accuracy or completeness of the Index or its related data; and (3) The merchantability and the fitness for a particular purpose or use of the Index or its related data. UBS will have no liability for any errors, omissions or interruptions in the Index or its related data. Under no circumstances and under no theory of law (whether tort, contract, strict liability or otherwise) will UBS be liable for any lost profits or direct, indirect, punitive, special or consequential damages or losses, even if UBS knows that they might occur.
The license agreement between ProShare Trust and UBS is solely for their benefit and not for the benefit of the owners of the Fund or any other third parties.
For more information, please contact the Fund at 1-866-776-5125
Please retain this supplement for future reference.